                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               METROMEDIA FIBER NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration No.:
         -----------------------------------------------------------------------
     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                           ONE NORTH LEXINGTON AVENUE
                     WHITE PLAINS, NEW YORK, NEW YORK 10601

                                          April 15, 1998

Dear Stockholder:

    On behalf of the Board of Directors, I wish to extend to you a cordial invitation to attend the Annual Meeting of Stockholders of Metromedia Fiber Network, Inc. ("MFN"), which will be held in the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019 at 10:00 a.m., New York time, on May 18, 1998. I look forward to greeting as many stockholders as possible at the Annual Meeting.

    At the Annual Meeting, holders of Class A Common Stock will be asked to vote on proposals to elect three Class A Directors to serve for a term of one year and until their successors are elected and qualified, and all stockholders will be asked to vote on proposals to adopt the Metromedia Fiber Network, Inc. 1998 Incentive Stock Plan, to ratify the selection of Ernst & Young LLP as MFN's independent accountants for the year ending December 31, 1998 and to consider and vote upon any other matters that may properly come before the Annual Meeting.

    It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person.

    Thank you.

                                          Sincerely,

                                          Stephen A. Garofalo

                                          CHAIRMAN AND
                                          CHIEF EXECUTIVE OFFICER

                    METROMEDIA FIBER NETWORK SERVICES, INC.
--------------------------------------------------------------------------------
       One North Lexington Ave., 4th Floor, White Plains, NY 10601 Phone:
                         914.421.6700 Fax: 914.421.6777

                         METROMEDIA FIBER NETWORK, INC.
                            ------------------------

                  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                           ONE NORTH LEXINGTON AVENUE
                          WHITE PLAINS, NEW YORK 10601
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 1998
                            ------------------------

                             TO THE STOCKHOLDERS OF
                        METROMEDIA FIBER NETWORK, INC.:

    NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of Metromedia Fiber Network, Inc., a Delaware corporation ("MFN"), will be held on Monday, May 18, 1998, at 10:00 a.m., local time, in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019.

    At the Annual Meeting, holders of the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), will be asked to consider and vote as a separate class upon the election of three members to MFN's Board of Directors to serve a one-year term as Class A Directors (Proposal 1).

    At the Annual Meeting, holders of Class A Common Stock together with holders of Class B Common Stock, par value $.01 per share, will be asked to consider and vote as a single class upon the adoption of the Metromedia Fiber Network, Inc. 1998 Incentive Stock Plan (Proposal 2) and the ratification of the selection of Ernst & Young LLP as MFN's independent accountants for the year ending December 31, 1998 (Proposal 3) and to vote upon the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business that will be presented for consideration at the Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, 2 AND 3 TO BE PRESENTED TO MFN STOCKHOLDERS AT THE MFN ANNUAL MEETING.

    Only stockholders of record at the close of business on April 1, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any reason germane to the Annual Meeting, during ordinary business hours during the ten days prior to the Annual Meeting at 110 East 42nd Street, New York, New York 10017.

                                          By Order of the Board of Directors,

                                          Arnold L. Wadler
                                          SECRETARY

White Plains, New York
April 15, 1998

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT A QUORUM MAY BE ASSURED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                         METROMEDIA FIBER NETWORK, INC.
                            ------------------------

                  C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                           ONE NORTH LEXINGTON AVENUE
                             WHITE PLAINS, NY 10601
                            ------------------------

                                PROXY STATEMENT
                     FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 1998

                            ------------------------

    This Proxy Statement is being furnished to the holders of shares of Class A common stock, par value $0.01 per share (the "Class A Common Stock") and of Class B common stock, par value $0.01 per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"), of Metromedia Fiber Network, Inc., a Delaware corporation ("MFN" or the "Company") in connection with the solicitation of proxies by the Board of Directors of MFN for use at the Annual Meeting of the Stockholders of MFN to be held at 10:00 a.m. on May 18, 1998 in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019 (the "Annual Meeting"), and any adjournments of the Meeting. This Proxy Statement and the accompanying proxy card, along with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 are being mailed to the stockholders of the Company on or about April 15, 1998.

                    INFORMATION REGARDING THE ANNUAL MEETING

    GENERAL. This Proxy Statement is being furnished to holders of Common Stock in connection with the solicitation of proxies by the Board of Directors of MFN for use at the Annual Meeting, and any adjournments thereof. Each copy of this Proxy Statement being mailed or delivered to MFN Stockholders is accompanied by a MFN proxy card and the Notice of Annual Meeting of Stockholders of MFN. MFN's Annual Report to Stockholders and its Annual Report on Form 10-K, including financial statements for the year ended December 31, 1997, accompanies but does not constitute part of this Proxy Statement.

    PROPOSALS. The Annual Meeting is scheduled to be held in the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019, on May 18, 1998, beginning at 10:00 a.m., local time. At the Annual Meeting, holders of the Class A Common Stock of MFN will be asked to consider and vote as a separate class upon the election of three members to MFN's Board of Directors to serve a one-year term as Class A Directors (Proposal 1), and holders of the Class A Common Stock together with holders of the Class B Common Stock will be asked to consider and vote as a single class upon the adoption of the Metromedia Fiber Network, Inc. 1998 Incentive Stock Plan (Proposal 2) and the ratification of the selection of Ernst & Young LLP as MFN's independent accountants for the year ending December 31, 1998 (Proposal 3) and to vote upon such other matters as may properly come before the Annual Meeting.

    The Board of Directors of MFN knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

    PROXIES. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, MFN Stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to other proposals, MFN Stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of Class A Common Stock represented by a signed proxy card will be voted "FOR" Proposal 1 and the shares of Common Stock represented by a signed proxy card will be voted

"FOR" Proposals 2 and 3, each as listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

    All proxy cards delivered pursuant to this solicitation are revocable at any time prior to the Annual Meeting at the option of the persons executing them by giving written notice to the Secretary of MFN, by delivering a later dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Metromedia Fiber Network, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Arnold L. Wadler, Secretary.

    Proxies will initially be solicited by MFN by mail, but directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. MFN also will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and MFN will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by MFN.

    RECORD DATE; QUORUM. Only holders of record of Common Stock as of the close of business on April 1, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting (such holders are referred to herein as the "Stockholders"). As of the Record Date, there were 18,896,899 shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 102 stockholders of record, which number includes nominees for an indeterminable number of beneficial owners, with each share entitled to one vote, and 4,221,159 shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting held by two stockholders of record, with each share entitled to ten votes. The presence, in person or by proxy, of one-third of the total votes of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Except with respect to broker non-votes, the consequences of which are described below, shares of Common Stock represented by proxies marked "ABSTAIN" for any proposal presented at the Annual Meeting and shares of Common Stock held by persons in attendance at the Annual Meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum but shall not be voted for or against such proposal. Because of the vote required (see below) to approve the proposals presented at the Annual Meeting, abstentions will have the effect of a vote against such proposal (other than Proposal 1). Shares as to which a broker indicates it has no discretion to vote and which are not voted will be considered not present at such meeting for purposes of proposals presented at the Annual Meeting. Because of the vote required to approve the proposals at the Annual Meeting, broker non-votes will have no effect on the outcome and the vote on any of such proposals. With respect to the election of directors, abstentions and broker non-votes will be disregarded and will have no effect on the vote.

    VOTE REQUIRED. The affirmative vote of the holders of a plurality of shares of Class A Common Stock, voting as a separate class, present in person or represented by proxy at the Annual Meeting will be required to elect each of the Class A Directors to MFN's Board of Directors. The affirmative vote of the holders of a majority of shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy at the Annual Meeting, will be required to approve and adopt each of the matters identified in this Proxy Statement as being presented to holders of shares of Common Stock at the Annual Meeting, each of which will be voted upon separately at the Annual Meeting. In voting on each such matter, holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. The two record holders of the outstanding shares of Class B Common Stock have indicated that they intend to vote in favor of Proposals 2 and 3, thereby assuring their approval.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of the Company's voting stock by (i) each of the Company's directors and director nominees, (ii) each person believed by the Company to own beneficially more than 5% of its outstanding voting stock, (iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" and (iv) all executive officers and directors of the Company as a group. In accordance with the rules promulgated by the Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including, but not limited to, shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

                                                     CLASS A                  CLASS B
                                                  COMMON STOCK            COMMON STOCK(a)
                                             -----------------------  -----------------------
                                               NUMBER      PERCENT      NUMBER      PERCENT         PERCENT OF
                                             OF SHARES    OF CLASS    OF SHARES    OF CLASS     TOTAL VOTING POWER
                                             ----------  -----------  ----------  -----------  ---------------------
Stephen A. Garofalo........................   5,978,781(b)       31.6%     --         --                   9.8%
Metromedia Company.........................      --          --        3,932,756        93.2%             64.3%(l)
Howard M. Finkelstein......................   1,521,000(c)        8.0%     --         --                   2.5%
Peter Sahagen..............................   1,104,030(d)        5.8%     --         --                   1.8%
Vincent A. Galluccio.......................     197,730(e)        1.0%     --         --                 *
John Mahon.................................     136,890(f)      *         --          --                 *
James Urbelis..............................     136,890(f)      *         --          --                 *
Silvia Kessel..............................      63,809(g)      *         --          --                 *
John W. Kluge..............................     253,500(h)        1.3%  3,932,756(i)       93.2%            64.8%
David Rockefeller..........................     353,638(j)        1.8%     --         --                 *
Stuart Subotnick...........................     253,500(h)        1.3%  4,221,159(i)      100.0%            69.5%
Arnold L. Wadler...........................      76,918(g)      *         --          --                 *
Leonard White..............................       5,750(k)      *         --          --                 *
All Directors and Executive Officers as a
  group....................................   8,978,406        47.5%   4,221,159       100.0%             83.8%

------------------------

*   less than 1.0%

(a) The shares of Class B Common Stock are convertible into shares of Class A Common Stock at the rate of one share of Class A Common Stock for each share of Class B Common Stock and the holders of shares of Class B Common Stock are entitled to 10 votes per share.

(b) Includes presently exercisable options to purchase 380,250 shares of Class A Common Stock at an exercise price of $1.97 per share and 291,842 shares of Class A Common Stock owned by members of Mr. Garofalo's family to which Mr. Garofalo has been granted a proxy to vote. Mr. Garofalo's address is 1 North Lexington Avenue, White Plains, New York, New York 10601.

(c) Represents presently exercisable options to purchase 1,521,000 shares of Class A Common Stock at an exercise price of $1.97 per share. Mr. Finkelstein's address is 1 North Lexington Avenue, White Plains, New York, New York 10601.

(d) All of such shares are owned by an entity controlled by Mr. Sahagen. Mr. Sahagen's address is 3590 South Ocean Blvd., South Palm Beach, FL 33480.

(e) Represents presently exercisable options to purchase 197,730 shares of Class A Common Stock at an exercise price of $1.97 per share.

(f) Represents presently exercisable options to purchase 136,890 shares of Class A Common Stock at an exercise price of $1.97 per share.

(g) Includes 50,700 presently exercisable options to acquire shares of Class A Common Stock at an exercise price of $1.97 held by each of Ms. Kessel and Mr. Wadler. Does not include shares owned by Metromedia. Ms. Kessel and Mr. Wadler are employed by Metromedia and disclaim beneficial ownership of the shares owned by Metromedia.

(h) Consists of 253,500 presently exercisable options to acquire shares of Class A Common Stock at an exercise price of $1.97 held by each of Mr. Kluge and Mr. Subotnick. Mr. Kluge's address is 215 East 67th Street, New York, NY 10021 and Mr. Subotnick's address is 215 East 67th Street, New York, NY 10021.

(i) Includes 3,932,756 shares owned by Metromedia. Messrs. Kluge and Subotnick, Directors of the Company, are general partners of Metromedia.

(j) Represents 348,638 shares owned by DR & Descendants Partnership, of which Mr. Rockefeller is a partner and for which he exercises voting and investment power and presently exercisable options to purchase 5,000 shares of Class A Common Stock at an exercise price of $16.00. Mr. Rockefeller disclaims actual beneficial ownership of shares owned by DR & Descendants Partnership except as to shares attributable to his proportionate interest in the Partnership.

(k) Includes 5,000 presently exercisable options to acquire shares of Class A Common Stock at an exercise price of $16.00.

(l) Metromedia Company's address is One Meadowlands Plaza, East Rutherford, NJ 07073

                             DIRECTORS AND OFFICERS

    The following table sets forth certain information regarding the directors and executive officers of the Company:

NAME                                            AGE                OFFICE OR POSITION HELD
------------------------------------------      ---      -------------------------------------------
Stephen A. Garofalo.......................          47   Chairman of the Board and Chief Executive
                                                         Officer
Howard M. Finkelstein.....................          44   President, Chief Operating Officer and
                                                         Director
Vincent A. Galluccio......................          52   Senior Vice President and Director
Gerard Benedetto..........................          41   Vice President--Chief Financial Officer
Dennis E. Codlin..........................          53   Vice President--Legal Affairs and Assistant
                                                         Secretary
John S. Mahon.............................          52   Vice President--Network Engineering
John McLeod...............................          40   Vice President--Marketing
Nicholas M. Tanzi.........................          38   Vice President--Sales
James Urbelis.............................          47   Vice President--Easements and Construction
Silvia Kessel.............................          47   Executive Vice President and Director
John W. Kluge.............................          83   Director
David Rockefeller.........................          82   Director
Stuart Subotnick..........................          55   Director
Arnold L. Wadler..........................          54   Executive Vice President, General Counsel,
                                                         Secretary and Director
Leonard White.............................          58   Director

DIRECTORS OF MFN

    The Board of Directors of MFN presently consists of nine members. Holders of the Class B Common Stock are entitled to elect 75% of the Board of Directors and holders of the Class A Common Stock are entitled to vote as a separate class to elect the remaining directors. Currently six of the nine directors are nominees of the holders of Class B Common Stock and as a result holders of the Class B Common Stock are entitled to fill three vacancies on the Board of Directors. Members of each class of directors will hold office until their successors are elected and qualified. At each annual meeting of the stockholders of MFN, the directors shall be elected by a plurality vote of all votes cast at such meeting entitled to vote for such directors and will hold office for a one-year term. The Class A Directors, whose term expires at the Annual Meeting are Howard M. Finkelstein, Stephen A. Garofalo and Vincent A. Gallucio, and the Class B Directors are Silvia Kessel, John W. Kluge, David Rockefeller, Stuart Subotnick, Arnold L. Wadler and Leonard White.

    For more information regarding each of MFN's directors, including biographical information, see "PROPOSAL NO. 1--ELECTION OF DIRECTORS."

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

    The Board of Directors held 3 regular meetings and 2 special meetings during 1997. In addition, the Board of Directors took action by unanimous written consent 10 times in 1997. All directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and all committees of the Board of Directors on which they served.

    The Board of Directors has delegated certain functions to the following standing committees:

    THE AUDIT COMMITTEE. The Audit Committee is responsible for (a) reviewing the professional services and independence of MFN's independent auditors and the scope of the annual external audit recommended by the independent auditors, (b) ensuring that the scope of the annual external audit is sufficiently comprehensive, (c) reviewing, in consultation with MFN's independent auditors and MFN's internal auditors, the plan and results of the annual external audit, the adequacy of MFN's internal control systems and the results of MFN's internal audit and (d) reviewing with management and MFN's independent auditors MFN's annual financial statements, financial reporting practices and the results of such external audit. The Audit Committee did not meet during 1997. The current members of the Audit Committee are Ms. Silvia Kessel and Messrs. David Rockefeller and Leonard White.

    THE COMPENSATION COMMITTEE. The Compensation Committee's functions are to review, approve, recommend and report to the Board of Directors on matters specifically relating to the compensation of MFN's executive officers and other key executives and to administer MFN's stock option plans. The Compensation Committee did not meet during 1997. The current members of the Compensation Committee are Messrs. Rockefeller and White.

    THE NOMINATING COMMITTEE. The Nominating Committee's principal function is to identify candidates and recommend to the Board of Directors nominees for membership on the Board of Directors. The Nominating Committee expects normally to be able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees, provided MFN Stockholders follow procedures specified in MFN's By-laws. These procedures provide that, in order to nominate an individual to the Board of Directors, a MFN Stockholder must provide timely notice of such nomination in writing to the Secretary of MFN and a written statement by the candidate of his or her willingness to serve. Such notice must include the information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, along with the name, record address, class and number of shares of common stock beneficially owned by the stockholder giving such notice. To be timely, notice must be received by MFN not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of annual meeting is given, such notice must be received within 10 days following the earlier of (i) public disclosure by MFN of the date of the annual or special meeting at which directors are to be elected or (ii) the day on which such notice of the date of the meeting was mailed. For purposes of this notice requirement, disclosure shall be deemed to be first made when disclosure of such date of the annual or special meeting of stockholders is first made in a press release reported by the Dow Jones News Service, Associated Press or other comparable national news services, or in a document which has been publicly filed by MFN with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. Any such nominations should be submitted in writing to MFN, c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey, 07073, Attention: Secretary. The Nominating Committee recommends individuals to serve as directors and is comprised of members who have been elected by the stockholders. The Nominating Committee did not hold any formal meetings in 1997. The current members of the Nominating Committee are Arnold L. Wadler, Vincent A. Gallucio and Silvia Kessel.

COMPENSATION OF DIRECTORS

    During 1997, each director of the Company who was not an officer, employee or affiliate of the Company (the "Non-Employee Directors") received a $20,000 annual retainer plus a separate attendance fee for each meeting of the Board of Directors or committee of the Board of Directors in which such director participated. During 1997, the attendance fees were $1,200 for each meeting of the Board of Directors attended by a Non-Employee Director in person and $500 for each meeting of the Board of Directors in which a Non-Employee Director participated by conference telephone call. Members of committees of the Board of Directors are paid $500 for each meeting attended. In addition, subject to its adoption by the Stockholders, the 1998 Incentive Stock Plan will entitle any Non-Employee Director who first serves on the Board subsequent to the adoption of the 1998 Incentive Stock Plan to receive Awards thereunder with respect to 5,000 shares of Class A Common Stock, each having an exercise price equal to the fair market value of a share of Class A Common Stock on the date of grant. Awards to Non-Employee Directors under the 1998 Incentive Stock Plan will be aggregated with Awards under the 1997 Incentive Stock Plan so that total Awards under each plan will not exceed 5,000 shares of Class A Common Stock. For a summary description of the 1998 Incentive Stock Plan, see "PROPOSAL NO. 2--ADOPTION OF THE METROMEDIA FIBER NETWORK, INC. 1998 INCENTIVE STOCK PLAN."

    Non-Employee Directors are entitled to receive options to purchase 5,000 shares of the Company's Class A Common Stock under the Company's 1997 Incentive Stock Plan (the "1997 Incentive Stock Plan"). Options to purchase 5,000 shares of Class A Stock will be granted annually on the day of each annual stockholder meeting. Each outside director is eligible to receive options to purchase a maximum of 50,000 shares of Class A Common Stock under the Plan. Under the 1997 Incentive Stock Plan, each Non-Employee Director who was a director of the Company on October 28, 1997 was granted an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $16.00, the price of the Class A Common Stock on the date of MFN's initial public offering of Class A Common Stock.

    The 1997 Incentive Stock Plan further provides that each person who becomes a Non-Employee Director of the Company after October 28, 1997 will receive an option to purchase 5,000 shares of the Company's Class A Common Stock on the day such director is elected as a director, at an exercise price equal to the closing price of the Common Stock on the trading day preceding such director's election. Options granted to these Non-Employee Directors fully vest and become exercisable as to all 5,000 shares on the date of grant.

    In addition, on August 20, 1997, Mr. Kluge and Mr. Subotnick were each granted options to purchase 253,500 shares of Class A Common Stock at an exercise price of $1.97 and Mr. Wadler and Ms. Kessel were each granted options to purchase 50,700 shares of Class A Common Stock at an exercise price of $1.97.

EXECUTIVE OFFICERS

    Set forth below is the background of each of the Company's executive officers other than those who are also directors (for the backgrounds of each of MFN's directors, including biographical information, see "PROPOSAL NO. 1--ELECTION OF DIRECTORS" below).

    GERARD BENEDETTO has been Vice President--Chief Financial Officer since February, 1998. From July, 1995 to January, 1998, he was Vice President--Chief Accounting Officer at Metromedia International Telecommunications, Inc. From October, 1993 to July, 1995 he was Vice President--Chief Financial Officer at Metromedia Restaurant Group. From February, 1985 to October, 1993, he was Vice President-- Chief Financial Officer at Metromedia Communications.

    DENNIS E. CODLIN has been Vice President of Legal Affairs and Assistant Secretary since November, 1997. Prior to joining the Company, Mr. Codlin was employed by Metromedia Company in its Legal Department since 1980, most recently as Senior Associate General Counsel and Assistant Secretary. Mr. Codlin was also an Assistant Secretary of Metromedia International Group, Inc.

    JOHN S. MAHON has been the Company's Vice President--Network Engineering since 1994. Prior to joining the Company, Mr. Mahon was employed by NYNEX (formerly known as New York Telephone Company) from 1965 to 1994 as staff director for engineering design, construction and maintenance of all telecommunications infrastructure in New York City.

    JOHN MCLEOD has been Vice President--Marketing since June 1997. From October 1995 to June 1997, he served as Vice President--Venture Support at Metromedia International Telecommunications, Inc.

From January 1994 to October 1995, Mr. McLeod was Vice President--Field Support at Metromedia Restaurant Group. From September 1986 to January 1994, he was employed at Metromedia Communications Corporation where his last position was Vice President and General Manager--National Customer Service Center.

    NICHOLAS M. TANZI has been Vice President--Sales since August 1997. From March 1995 to July 1997, he served as Vice President, Enterprise Networks Division at Fujitsu Business Communications Systems. From April 1993 to February 1995, Mr. Tanzi was Director of Sales, Eastern Region at Asante Technologies Inc. Mr. Tanzi was employed in various capacities from November 1979 through October 1993 at Digital Equipment Corporation.

    JAMES URBELIS has been Vice President--Easements and Construction since March 1993. Mr. Urbelis was formerly employed by F. Garofalo Electric Co., Inc. as construction manager from 1985 to 1993. Prior to that time he was a civilian employee of the Army Corps of Engineers engaged in civil works projects.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to the Chief Executive Officer and MFN's four other most highly compensated executive officers whose individual compensation exceeded $100,000 during the fiscal years ended December 31, 1997 and December 31, 1996 for services rendered in all capacities to MFN and its subsidiaries. The persons listed in the table below are referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

    The following table sets forth compensation awarded to, earned by or paid to the named executive officers for services rendered to MFN and its subsidiaries during the fiscal year ended December 31, 1997.

                                                                                                       LONG TERM
                                                                                                  COMPENSATION AWARDS
                                                                                               --------------------------
                                                                                    OTHER        NUMBER OF        ALL
                                                    ANNUAL COMPENSATION            ANNUAL       SECURITIES       OTHER
                                             ---------------------------------  COMPENSATION    UNDERLYING     COMPENS.
NAME AND PRINCIPAL POSITION                    YEAR     SALARY($)   BONUS($)(1)    ($)(2)      STOCK OPTIONS      ($)
-------------------------------------------  ---------  ----------  ----------  -------------  -------------  -----------
Stephen A. Garofalo........................    1997      295,000      50,000       14,157       380,250(3)        --
  Chairman and Chief Executive Officer         1996      225,960        --           --                           --
Howard M. Finkelstein......................    1997      196,756      50,000       11,769      1,521,000(5)       --
  President and Chief Operating Officer(4)     1996         --          --           --                           --
Vincent A. Galluccio.......................    1997      181,522        --           --         272,730(6)        --
  Senior Vice President                        1996      127,087        --           --                           --
John Mahon.................................    1997      155,770        --           --         174,390(7)        --
  Vice President--Network Engineering(4)       1996         --          --           --                           --
Louis Gambino..............................    1997      155,770        --           --          52,710(8)        --
  Former Vice President--Network               1996         --          --           --                           --
  Operations(4)

------------------------

(1) Bonus amounts for executive officers of the Company for 1997 (other than Messrs. Garofalo and Finkelstein) will be proposed by the Company's management and approved by the Compensation Committee of the Board of Directors during the second quarter of 1998. Such bonuses will not exceed 20% of such officers' respective base salaries.

(2) Includes amounts paid as automobile allowance and as insurance premiums.

(3) Includes presently exercisable options to purchase 380,250 shares of Class A Common Stock at an exercise price of $1.97 per share.

(4) Compensation information for 1996 is omitted because aggregate compensation during such fiscal year was less than $100,000.

(5) Includes presently exercisable options to purchase 1,521,000 shares of Class A Common Stock at an exercise price of $1.97 per share.

(6) Includes presently exercisable options to purchase 197,730 shares of Class A Common Stock at an exercise price of $1.97 per share and options to purchase 75,000 shares of Class A Common Stock at an exercise price of $16.00 per share that will become exercisable ratably over a four year period commencing 10/28/98.

(7) Includes presently exercisable options to purchase 136,890 shares of Class A Common Stock at an exercise price of $1.97 per share and options to purchase 37,500 shares of Class A Common Stock at an exercise price of $16.00 per share that will become exercisable ratably over a four year period commencing 10/28/98.

(8) Includes presently exercisable options to purchase 15,210 shares of Class A Common Stock at an exercise price of $1.97 per share and options to purchase 37,500 shares of Class A Common Stock at an exercise price of $16.00 per share that will become exercisable ratably over a four year period commencing 10/28/98.

    During 1997, Mr. Wadler and Ms. Kessel, each of whom serves as an executive officer of the Company, were employed and paid by Metromedia pursuant to a management agreement with Metromedia dated as of January 2, 1998 (the "Management Agreement"). See "Certain Relationships and Related
Transactions--Recent Transactions--Management Agreement." No other amounts were paid by the Company to such named executive officers during 1997.

                               OPTION/SAR GRANTS
                    DURING THE YEAR ENDED DECEMBER 31, 1997

    The following table sets forth individual grants of stock options by MFN pursuant to the Company's 1997 Incentive Stock Plan or otherwise to the Named Executive Officers during the fiscal year ended December 31, 1997.

                                      NUMBER OF                                                               GRANT
                                     SECURITIES             % OF TOTAL          EXERCISE                      DATE
                                     UNDERLYING        GRANTED TO EMPLOYEES       PRICE     EXPIRATION      VALUATION
NAME                             OPTIONS GRANTED (#)      IN FISCAL YEAR         ($/SH)        DATE          ($)(1)
-------------------------------  -------------------  -----------------------  -----------  -----------  ---------------

Stephen A. Garofalo............         380,250                   12.3               1.97       1/6/07       513,337.50

Howard M. Finkelstein..........       1,521,000                   49.1               1.97      4/30/07     2,053,350.00

Vincent A. Gallucio............          76,050                    2.5               1.97       1/6/07       102,667.50
                                        121,680                    3.9               1.97      4/21/07       164,268.00
                                         75,000                    2.4              16.00     10/28/07       824,250.00

Louis Gambino..................          15,210                     .5               1.97       9/9/07        20,533.50
                                         37,500                    1.2              16.00     10/28/07       412,125.00

John Mahon.....................          76,050                    2.5               1.97       1/6/07       102,667.50
                                         60,840                    2.0               1.97      4/21/07        82,134.00
                                         37,500                    1.2              16.00     10/28/07       412,125.00

------------------------

(1) The modified Black-Scholes method of option valuation has been used to determine grant date present value. The assumptions used in the Black-Scholes option valuation calculations are (i) an estimated future annual stock price volatility of 50%; (ii) a ten-year strip rate of 5.92%;
    (iii) a future dividend yield of 0%; and (iv) an expected life of ten years.

                      AGGREGATED OPTION EXERCISES IN 1997
                   AND FISCAL YEAR-END OPTION AND SAR VALUES

    The following table sets forth information concerning the exercise of options by the Named Executive Officers during the 1997 fiscal year and the number of unexercised options and SARs held by such officers as of the end of the 1997 fiscal year.

                                                               NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED
                                    SHARES          VALUE        OPTIONS AND SARS      IN THE MONEY OPTIONS/SARS
                                   ACQUIRED       REALIZED     AT FISCAL YEAR-END(#)     AT FISCAL YEAR-END($)
NAME                              ON EXERCISE        ($)      EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE(1)
------------------------------  ---------------  -----------  -----------------------  --------------------------

Stephen A. Garofalo...........        --             --              380,250/0               6,321,656.25/0

Howard M. Finkelstein.........        --             --             1,521,000/0               25,265,625/0

Vincent A. Gallucio...........        --             --           197,730/75,000         3,287,261.25/1,246,875

John Mahon....................        --             --           136,890/37,500        2,275,796.25/623,437.50

Louis Gambino.................        --             --            15,210/37,500         252,866.25/623,437.50

------------------------

(1) Calculated based on a closing price for the Class A Common Stock of $16.625 reported by the Nasdaq National Market on December 31, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

HISTORICAL TRANSACTIONS

    As of December 31, 1996, the Company had outstanding approximately $4.9 million of indebtedness due to US ONE Communications of New York, Inc. ("US ONE"), a lessee of the Company's dark fiber, which was personally guaranteed by Stephen A. Garofalo. On April 30, 1997, upon consummation of the Metromedia Investment (as defined below), $1,370,000 of the indebtedness was repaid in cash from proceeds of the Metromedia Investment while the remainder was converted into a prepaid lease payment to the Company. Therefore, there is no such indebtedness currently outstanding.

    In February, 1996, the Company entered into a settlement agreement (the "Katz Settlement Agreement") with Howard Katz, the Company's former Chief Financial Officer, and Realprop Capital Corp. ("Realprop"), an affiliate of Mr. Katz, in connection with the termination of Mr. Katz's employment with the Company. Pursuant to the Katz Settlement Agreement, the Company agreed to pay Mr. Katz approximately $940,000 over a period of five years, including $90,000 per year pursuant to a consulting agreement (the "Consulting Agreement"). Under the Consulting Agreement, Realprop was to provide consulting services relating to Katz's knowledge and understanding of transactions and the conduct of business in which the Company engaged and to such other areas of consultation as Katz and the Company mutually agreed upon. On November 12, 1996, Howard Katz, Lauren Katz, Stephen Katz and Realprop (collectively, the "Katz Group") entered into an agreement (the "Katz Purchase Agreement") with Peter Sahagen, at the time Acting Vice Chairman--Finance of the Company, pursuant to which Mr. Sahagen was granted the right to purchase an aggregate of 264,631 shares of Class A Common Stock and an option to purchase warrants for the purchase of 207,883 shares of Class A Common Stock (collectively, the "Katz Securities") for an aggregate purchase price of $640,000. In conjunction with the Katz Purchase Agreement, in a letter agreement dated December 10, 1996, Howard Katz and Realprop Capital Corp. agreed to release the Company from all liabilities and obligations arising out of the Katz Settlement Agreement, and to reduce the term of the $90,000 per year Consulting Agreement from five years to three years. On February 11, 1997, Mr. Sahagen entered into a letter agreement with the Company acknowledging that he was acting as nominee for the Company with respect to the Katz Purchase Agreement and assigned to the Company all of his rights, title and interest in and to the Katz Purchase Agreement. The Company agreed to reimburse Mr. Sahagen for $25,000 in payments made to Mr. Katz for extending Mr. Sahagen's right to purchase the Katz Securities. On February 11, 1997, the Company entered into an agreement with the Katz Group, pursuant to which the Company purchased the Katz Securities for $640,000 and confirmed that the Consulting Agreement may be terminated by the Company after three years of its term had concluded. The purchase price was funded with a portion of the proceeds of the Metromedia Loan (as described below). In March, 1998, the Company entered into an Amendment, Settlement and Release Agreement with the Katz Group and Evelyn Katz in connection with the foregoing. Pursuant to the Amendment, Settlement and Release Agreement, the Company issued to Realprop options to acquire 90,566 shares of Class A Common Stock and paid an additional purchase price of $400,000 to Realprop in connection with the purchase of the Katz Securities.

    On April 15, 1996, the Company entered into an employment agreement with Gerald Vento pursuant to which Mr. Vento would serve as Chief Executive Officer of the Company. On the same day, the Company entered into a stock purchase agreement and a consulting agreement with Vento & Company of New York, LLC ("VCNY"). Pursuant to the stock purchase agreement, the Company issued 1,521,000 shares of Class A Common Stock to VCNY as consideration for prior services provided by VCNY. On October 9, 1996, the Company entered into a settlement agreement with Mr. Vento and VCNY. Pursuant to such settlement agreement, (i) the Company and Mr. Vento agreed to terminate Mr. Vento's employment agreement,
(ii) VCNY agreed to sell to Stephen A. Garofalo 1,368,900 shares of Class A Common Stock (the "Vento Shares") and (iii) the Company agreed to pay $112,500 to VCNY on behalf of Mr. Vento. On January 3, 1997, Mr. Garofalo assigned his right to purchase the Vento Shares to

Mr. Sahagen, who together with other parties on January 13, 1997 purchased the Vento Shares for $425,000.

    On October 28, 1996, the Knobel 1995 Children's Investment Trust (the "Knobel Trust") granted to Stephen A. Garofalo an option to purchase 399,889 shares of Class A Common Stock of the Company for an aggregate purchase price of $500,000. By letter dated December 3, 1996, the option was amended to reduce the number of option shares to 323,839. The option was thereafter assigned by Mr. Garofalo to the Company. On February 11, 1997, the Company exercised the option by payment of the sum of $500,000 to the Knobel Trust. Payment of such amount was funded with a portion of the proceeds of the Metromedia Loan.

    On February 11, 1997, the Company entered into an agreement (the "Sahagen Agreement") with Mr. Sahagen. Pursuant to the Sahagen Agreement, (i) the Company agreed to pay Mr. Sahagen a fee of $250,000 upon an equity investment in the Company of at least $10 million, in full and complete payment for all services rendered by Mr. Sahagen in his capacity as Acting Vice Chairman--Finance of the Company and in facilitating the Metromedia Investment and for any fees or compensation due to Mr. Sahagen pursuant to any prior agreements with the Company, (ii) Mr. Sahagen agreed to release the Company from any claims against the Company, subject to payments required by the Sahagen Agreement, (iii) the Company agreed to designate Mr. Sahagen or a suitable designee selected by Mr. Sahagen as a Director of the Company for a term of six months and (iv) the Company granted Mr. Sahagen certain "piggyback" registration rights. In connection with the Metromedia Investment, the Company paid the $250,000 fee to Mr. Sahagen.

    On December 13, 1996, the Company issued and sold to Penny Lane Partners, L.P. ("Penny Lane"), for aggregate cash consideration of $2,025,000, (i) 150,000 shares of 10% cumulative convertible preferred stock (the "Series A Preferred Stock") bearing dividends at a rate of $1.35 per share per annum, (ii) warrants to purchase 114,075 shares of Class A Common Stock at an exercise price of $4.93 per share (the "Penny Lane Warrants") and (iii) a contingent stock subscription warrant to purchase a number of shares of Class A Common Stock (such number to be determined based on certain future events) at an exercise price of $0.02 per share (the "Contingent Warrants"). In connection with the Metromedia Investment, Penny Lane agreed to permit the Series A Preferred Stock and the Contingent Warrants to be redeemed at an aggregate redemption price of $2,115,000 (which includes accrued but unpaid dividends on the Series A Preferred Stock) and in connection therewith the number of shares underlying the Penny Lane Warrants was increased from 114,075 to 228,150.

RECENT TRANSACTIONS

    METROMEDIA INVESTMENT. On February 10, 1997, Metromedia agreed to loan $2,000,000 to the Company. See "Principal Stockholders." Pursuant to an agreement dated March 6, 1997, Metromedia agreed to loan to the Company up to an additional $6,000,000, subject to certain conditions (together with the loan on February 10, the "Metromedia Loan"). On April 30, 1997, the Metromedia Loan was repaid with a portion of the proceeds from the Metromedia Investment. The Metromedia Loan was funded in two installments: (i) $1,140,000 on February 10, 1997 and (ii) $860,000 on February 14, 1997, and provided for a revolving loan of up to an additional $6,000,000. The Metromedia Loan was scheduled to mature on August 31, 1997 and bore interest at the prime rate announced by The Chase Manhattan Bank. The proceeds from the first installment of the Metromedia Loan were used to fund an escrow account which repurchased on behalf of the Company 588,470 shares of Class A Common Stock and warrants to purchase 207,883 shares of Class A Common Stock (the "Repurchased Securities"). Pursuant to an escrow arrangement, the Repurchased Securities were pledged to Metromedia as security for the Metromedia Loan. The proceeds from the other installments of the Metromedia Loan were used for working capital. On April 30, 1997, the Company entered into an agreement (the "Metromedia Agreement"), pursuant to which the Company sold to Metromedia, Mr. Subotnick, Mr. Wadler and Ms. Kessel shares of the Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") (which constituted

100% of such series), for $32,500,000. The shares of the Series B Preferred Stock were exchanged for 4,221,159 shares of Class B Common Stock pursuant to the Series B Reclassification (as defined below). The proceeds from this transaction were used to redeem the Series A Preferred Stock and Contingent Warrants ($2,115,000), to repay the Metromedia Loan and accrued interest thereon ($4,058,126), to repay indebtedness to US ONE ($1,370,000), to repay indebtedness to Sterling Capital LLC ("Sterling") ($555,000), and the balance for working capital. Upon repayment of the Metromedia Loan, the Repurchased Shares were released from escrow and delivered to the Company.

    METROMEDIA LEASE. In March 1997, the Company entered into an agreement to lease approximately 5,300 square feet of office space in Manhattan from an affiliate of Metromedia. The lease commenced on April 1, 1997. Aggregate monthly rent payments are approximately $127,800 for the one year term of the lease. In June 1997, the Company entered into another agreement with the same affiliate of Metromedia to lease approximately 1,146 additional square feet of office space in the same building. The lease commenced on June 20, 1997. Aggregate monthly rent payments are approximately $27,504 for the one year term of the lease. The Company believes that the terms of the leases are fair to the Company and comparable to those which have been obtained in arm's-length negotiations with unaffiliated third parties. In September 1997, the Metromedia affiliate disposed of its interest in this office building.

    TRADEMARK LICENSE AGREEMENT. MFN is a party to a license agreement with Metromedia (the "Metromedia License Agreement"), pursuant to which Metromedia has granted a non-exclusive, non-transferable, non-assignable right and license, without the right to grant sublicenses, to use the trade name, trademark and corporate name "Metromedia" in the United States and worldwide, royalty-free for a term of 10 years. The Metromedia License Agreement can be terminated by Metromedia upon one month's prior written notice in the event that (i) Metromedia or its affiliates own less than 20% of the Common Stock; (ii) a Change in Control of MFN (as defined below) occurs; or (iii) any of the stock or all or substantially all of the assets of any of the subsidiaries of MFN are sold or transferred, in which case, the Metromedia License Agreement shall terminate with respect to such subsidiary. A Change in Control of MFN is defined as (a) a transaction in which a person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) not in existence at the time of the execution of the Metromedia License Agreement becomes the beneficial owner of stock entitling such person or group to exercise 50% or more of the combined voting power of all classes of stock of MFN; (b) a change in the composition of MFN's Board of Directors whereby a majority of the members thereof are not directors serving on the Board at the time of the Metromedia License Agreement or any person succeeding such director who was recommended or elected by such directors; (c) a reorganization, merger or consolidation where following consummation thereof, Metromedia would hold less than 20% of the combined voting power of all classes of MFN stock; (d) a sale or other disposition of all or substantially all of the assets of MFN; or (e) any transaction the result of which would be that the Common Stock would not be required to be registered under the Exchange Act and the holders of Common Stock would not receive common stock of the survivor to the transaction which is required to be registered under the Exchange Act.

    In addition, Metromedia has reserved the right to terminate the Metromedia License Agreement in its entirety immediately upon written notice to MFN if, in Metromedia's sole judgment, MFN's continued use of "Metromedia" as a trade name would jeopardize or be detrimental to the good will and reputation of Metromedia.

    Pursuant to the Metromedia License Agreement, MFN has agreed to indemnify and hold harmless Metromedia against any and all losses, claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and reasonable legal expenses (and other expenses related thereto) arising in connection with the Metromedia License Agreement.

    MODIFICATION AGREEMENT. On October 28, 1997, the Company entered into a Modification Agreement with Metromedia, Mr. Wadler, Ms. Kessel and Mr. Garofalo pursuant to which the Metromedia Agreement was modified and Metromedia, Mr. Wadler, Ms. Kessel and Mr. Garofalo agreed to vote all of their shares of Series B Preferred Stock, Common Stock and Class A Common Stock to approve of the adoption of the Company's Amended and Restated Certificate of Incorporation, the reclassification of the Common Stock into Class A Common Stock and of the Series B Preferred Stock into Class B Common Stock and the reverse stock-split of shares of the Class A Common Stock and shares of the Class B Common Stock, as more fully described below.

    SHARE RECLASSIFICATION AND EXCHANGES. On September 23, 1997, in connection with MFN's initial public offering of Class A Common Stock, the Company approved of a reverse stock split pursuant to which each share of the old common stock, par value $.01 per share, was converted into .507 shares of the old common stock. On October 28, 1997, the Company approved of two share exchanges pursuant to which 9,564,940 shares of the old common stock, par value $.01 per share, were exchanged for the same number of shares of Class A Common Stock and a total of 8,403.25 shares of the Series B Convertible Preferred Stock, par value $.01 per share of the Company held by Metromedia Company, Stuart Subotnick, Arnold Wadler and Silvia Kessel were exchanged for 4,260,486 shares of the Company's Class B Common Stock (the "Series B Reclassification"). Messrs. Kluge, Subotnick and Wadler and Ms. Kessel are directors of the Company and Messrs. Kluge and Subotnick are general partners of Metromedia. Immediately thereafter, Mr. Wadler and Ms. Kessel converted an aggregate of 39,327 shares of Class B Common Stock into an equivalent number of shares of Class A Common Stock. These exchanges were exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 3(a)(9) thereof.

    MANAGEMENT AGREEMENT. The Company is a party to the Management Agreement pursuant to which Metromedia provides the Company with consultation and advisory services relating to legal matters, insurance, personnel and other corporate policies, cash management, internal audit and finance, taxes, benefit plans and other services as may be reasonably requested by the Company. The Management Agreement terminates on December 31, 1998, and is automatically renewed for successive one year terms unless either party terminates upon 60 days prior written notice. The management fee under the Management Agreement is $500,000 per year, payable monthly at a rate of $41,667 per month. The Company is also obligated to reimburse Metromedia all its out-of-pocket costs and expenses incurred and advances paid by Metromedia in connection with the Management Agreement. Pursuant to the Management Agreement, the Company has agreed to indemnify and hold Metromedia harmless from and against any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any kind) imposed on, incurred by or asserted against Metromedia in connection with the Management Agreement. In fiscal 1997, Metromedia received no money for its out-of-pocket costs and expenses or for interest on advances extended by it to the Company pursuant to the Management Agreement.

CERTAIN AGREEMENTS REGARDING EMPLOYMENT

    The Company has entered into employment agreements with Messrs. Garofalo and Finkelstein.

    GAROFALO EMPLOYMENT AGREEMENT. Mr. Garofalo's employment agreement, dated as of February 26, 1997, has a five year term and provides for a base salary of $295,000 for the first year, $335,000 for the second year, $375,000 for the third year, $415,000 for the fourth year and $455,000 for the fifth year. Mr. Garofalo is also entitled to receive an annual incentive bonus to be determined by the Compensation Committee. The incentive bonus will not be less than $100,000 per year. Mr. Garofalo's employment agreement also provides for other employee benefits such as a car allowance, life insurance and health care, in addition to certain disability and death benefits. In addition, pursuant to Mr. Garofalo's employment agreement he was granted options to purchase 380,250 shares of Class A Common Stock at an exercise price of $1.97 per share, which options are immediately exercisable and expire 10 years from their grant. The Company is required to register the shares of Class A Common Stock underlying the options under the Securities Act upon the consummation of the Offerings. Except in the case of disability, the Company may terminate Mr. Garofalo's employment only for cause upon which termination Mr. Garofalo shall have no right to receive any compensation or benefit from the Company. If the agreement is terminated without cause, or if Mr. Garofalo terminates employment for good reason, the Company is obligated to pay Mr. Garofalo an amount equal to the greater of (i) his monthly base salary as then in effect multiplied by the number of months remaining in term of his employment as of such termination date and (ii) $1,000,000. "Good reason" includes (i) a reduction in the nature or scope of Mr. Garofalo's titles, authorities, powers, duties or responsibilities; (ii) a change in the method or formula for determining the bonus which results in a decrease in the amount of bonus payable to Mr. Garofalo; (iii) removal of Mr. Garofalo as a member of the Board of the Company, unless such removal occurs after termination of Mr. Garofalo's employment for cause; (iv) a sale of all or substantially all of the ownership interests or assets of the Company or a merger or consolidation of the Company with any other corporation; (v) a change in control of the Company defined as any person or entity becoming a beneficial owner as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act") directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or (vi) the Company's materially breaching its affirmative or negative covenants or undertakings in the employment agreement and failing to remedy within 15 days. Pursuant to the agreement, Mr. Garofalo has agreed not to compete with the Company for a period of one year following termination of the agreement. During such non-compete period, Mr. Garofalo shall be entitled to receive an amount equal to his base salary as in effect on the date of termination provided that the agreement was not terminated prior to the expiration of the term by either party.

    FINKELSTEIN EMPLOYMENT AGREEMENT. Mr. Finkelstein's employment agreement, dated as of April 30, 1997, has a three year term and provides for a base salary of $295,000 for the first year, $335,000 for the second year and $375,000 for the third year. Mr. Finkelstein is also entitled to receive an annual incentive bonus to be determined by the Compensation Committee. The incentive bonus will not be less than $100,000 for each year. Mr. Finkelstein's employment agreement also provides for other employee benefits such as a car allowance, life insurance and health care, in addition to certain disability and death benefits. In addition, pursuant to Mr. Finkelstein's employment agreement, as amended, he was granted options to purchase 1,521,000 shares of Class A Common Stock at an exercise price of $1.97 per share, which options are immediately exercisable and expire 10 years from their grant. The Company is required to register such shares of Class A Common Stock under the Securities Act on Form S-8 upon the consummation of the Offerings. Except in the case of disability, the Company may terminate Mr. Finkelstein's employment only for cause upon which termination Mr. Finkelstein shall have no right to receive any compensation or benefit from the Company. If the agreement is terminated without cause or if Mr. Finkelstein terminates employment for good reason, the Company is obligated to pay to Mr. Finkelstein his base salary, bonus and benefits that are accrued and unpaid as of the date of termination as well as an amount equal to one and a half times his base salary as then in effect. "Good reason" includes (i) a reduction in the nature or scope of Mr. Finkelstein's titles, authorities, powers, duties or responsibilities; (ii) a change in the method or formula for determining the bonus which results in a decrease in the amount of bonus payable to Mr. Finkelstein; (iii) removal of Mr. Finkelstein as a member of the Board of the Company, unless such removal occurs after termination of Mr. Finkelstein's employment for cause; (iv) a sale of all or substantially all of the ownership interests or assets of the Company or a merger or consolidation of the Company with any other corporation; (v) a change in control of the Company defined as any person or entity (other than Stephen Garofalo) becoming a beneficial owner as defined in Rule 13d-3 of the Exchange Act directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or (vi) the Company's materially breaching its affirmative or negative covenants or undertakings in the employment agreement and failing to remedy within 15 days. Pursuant to the agreement, Mr. Finkelstein has agreed not to compete with the Company for a period of one year following termination of the agreement. During such non-compete period, Mr. Finkelstein shall be entitled to receive an amount equal to his base salary as in effect on the date of termination provided that the agreement was not terminated prior to the expiration of the term by either party.

1997 INCENTIVE STOCK PLAN

    The Company has adopted the 1997 Incentive Stock Plan pursuant to which key employees, officers and directors (including independent directors and members of the Option Committee) of the Company and its subsidiaries who have substantial responsibility in the direction of the Company and its subsidiaries, and others whom the Option Committee determines provide substantial and important services to the Company may be granted (i) incentive stock options ("ISOs") and/or (ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options" and "Awards"). The aggregate number of shares of the Class A Common Stock that may be the subject of Awards under the 1997 Incentive Stock Plan is 1,000,000 and the maximum number of shares of Class A Common Stock available with respect to Awards granted to any one grantee is 100,000 shares.

    The exercise price of all ISOs is the fair market value of the Class A Common Stock on the date of grant (or 110% of such fair market value with respect to ISOs granted to persons who own stock possessing more than 10% of the voting rights of MFN's capital stock) and the exercise price of all NQSOs is determined by the Option Committee, although the initial awards will be made at fair market value of the Class A Common Stock on the date of grant. Stock Options vest and become exercisable over a period of years and have a term not to exceed ten years, as determined by the Compensation Committee.

    If a grantee's employment with the Company or a subsidiary is terminated because of the grantee's death, or the grantee's retirement on or after attaining the age which the Company may from time to time establish as the retirement age for any class of its employees or the age specified in the employment agreement with such grantee prior to the date when the Stock Option is by its terms exercisable, the Stock Option shall be immediately exercisable as of the date of the termination of the grantee's employment, subject to the other terms of the 1997 Incentive Stock Plan. Upon a "change in control" of the Company (as defined in the 1997 Incentive Stock Plan) each holder of a Stock Option shall have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon. Upon a grantee's termination of employment from the Company or a subsidiary on account of disability, the grantee or the legal representative of the grantee, shall have the right for a period of one year following the date of such termination to exercise an Award to the extent such award is exercisable and to the extent such Award has not yet expired. In the event the grantee's employment with the Company or a subsidiary is terminated for any reason other than disability, death or retirement, the grantee may exercise an Award within three months after his or her termination of employment.

INDEMNIFICATION AGREEMENTS

    MFN has entered into indemnification agreements (the "Indemnification Agreements") with certain officers and directors of MFN. The Indemnification Agreements provide for indemnification of such directors and officers to the fullest extent authorized or permitted by law. The Indemnification Agreements also provide for (i) advancement by MFN of expenses incurred by the director or officer in defending certain litigation, (ii) the appointment in certain circumstances of an independent legal counsel to determine whether the director or officer is entitled to indemnification and (iii) the continued maintenance by MFN of directors' and officers' liability insurance (which currently consists of $25 million of primary coverage).

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires MFN's directors and executive officers, and persons who beneficially own more than 10% of the outstanding Common Stock, to file with the Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Such officers, directors and greater than 10% stockholders are required by the regulations of the Commission to furnish MFN with copies of all reports that they file under
Section 16(a). To MFN's knowledge, based solely on a review of the copies of such reports furnished to MFN and written representations that no other reports were required, all Section 16(a) filing requirements applicable to MFN's officers, directors and greater than 10% beneficial owners were complied with by such persons during the fiscal year ended December 31, 1997, except Vincent A. Gallucio inadvertently failed to file, when due, a Form 4 or Form 5 relating to one transaction during the fiscal year ended December 31, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee consists of Messrs. Rockefeller and White. None of the members of the Compensation Committee served as an officer or employee of MFN or any of its subsidiaries during fiscal 1997. There were no material transactions between the Company and any of its members of the Compensation Committee during fiscal 1997.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

    The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised entirely of independent directors and is responsible for developing and making recommendations to the Board with respect to MFN's executive compensation policies.

    The following report of the Compensation Committee discusses MFN's executive compensation policies and the basis of the compensation paid to MFN's executive officers in 1997.

        In general, the Compensation Committee seeks to link the compensation paid to each executive officer to the performance of such executive officer. Within these parameters, the executive compensation program attempts to provide an overall level of executive compensation that is competitive with companies of comparable size and with similar market and operating characteristics.

        There are three elements in the Company's executive total compensation program, all determined by individual and corporate performance as specified in the various employment agreements:

    - Base salary

    - Annual incentive

    - Long-term incentive

    BASE SALARY

        Amounts earned during 1997 by MFN's executive officers are shown in the Summary Compensation Table. The base compensation of such executive officers is set by the terms of the employment agreement entered into with each such executive officer. Base salaries were established by the Company prior to the Company's initial public offering for each of the executive employment agreements.

    ANNUAL INCENTIVES

        Each executive officer is entitled to an annual incentive bonus as determined by the Compensation Committee. The cash bonuses awarded to MFN's Chief Executive Officer and President in 1997 were determined based on provisions of their employment agreements.

    LONG-TERM INCENTIVES

        Long-term incentive awards are intended to align a significant portion of the executive compensation program with shareholder interests. Executives of the company are eligible to participate in the 1997 Incentive Stock Plan.

        CHIEF EXECUTIVE OFFICER COMPENSATION. Amounts earned during 1997 by MFN's Chairman and Chief Executive Officer, Stephen A. Garofalo, are shown in the Summary Compensation Table. The base compensation of the Chief Executive Officer is set by the terms of the employment agreement entered into with such executive officer. The Compensation Committee may adjust his respective annual incentive bonus (although to not less than $100,000) based on an assessment of his past performance, increases in the Company's revenue and market penetration, as well as an improvements in operating efficiencies.

        COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). One of the factors the Compensation Committee considers in connection with compensation matters is the anticipated tax treatment to the Company and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

        The foregoing report of the Compensation Committee shall not be deemed to be incorporated by reference into any filing of MFN under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                                                    Submitted by the
                                                    Compensation
                                                    Committee of MFN's Board of
                                                    Directors as of March 30,
                                                    1997

                                                    David Rockefeller
                                                    Leonard White

PERFORMANCE GRAPH

    The following graph sets forth MFN's total stockholder return on the Company's Class A Common Stock as compared to the Nasdaq Stock Market Composite Index, a broad based capitalization-weighted index of all NASDAQ National Smallcap Stocks, and the NASDAQ Telecommunications Stock Index, a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector, for the period commencing on October 29, 1997 (the date of the Company's initial public offering of Class A Common Stock) and ending December 31, 1997 (the "Measuring Period"). The total stockholder return assumes $100 invested at the beginning of the Measuring Period in MFN's Class A Common Stock, the Nasdaq Stock Market Composite Index and the NASDAQ Telecommunications Stock Index.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
         METROMEDIA FIBER NETWORK, INC., NASDAQ STOCK MARKET COMPOSITE
                INDEX AND NASDAQ TELECOMMUNICATIONS STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DOLLAR

            Metromedia Fiber Network, Inc.     NASDAQ Composite Index     NASDAQ Telecom Index
29-Oct-97                              100                        100                      100
31-Dec-97                              104                         98                      104

                                                                                OCTOBER 29, 1997      DECEMBER 31, 1997
                                                                               -------------------  ---------------------
Metromedia Fiber Network, Inc................................................             100                   104

NASDAQ Stock Market Composite Index..........................................             100                    98

NASDAQ Telecommunications Stock Index........................................             100                   104

------------------------

* Total return assumes $100 investment on October 29, 1997, the date of the initial public offering, in Metromedia Fiber Network, Inc. and select indices, and reinvestment of dividends.

                 PROPOSAL NO. 1--ELECTION OF CLASS A DIRECTORS

    The following table sets forth certain information with respect to the members of MFN's Board of Directors, including the incumbent Directors (Messrs. Finkelstein, Garofalo and Gallucio) who have been nominated by the Board of Directors for re-election as Class A Directors at the Annual Meeting.

    The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

    The affirmative vote of the holders of a plurality of shares of Class A Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the three Class A Directors to MFN's Board.

                                                                                                       CLASS OF     DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND CERTAIN DIRECTORSHIPS                     AGE       DIRECTORS      SINCE
---------------------------------------------------------------------------------------      ---      -----------  -----------
Stephen A. Garofalo....................................................................          47      Class A         1993

Mr. Garofalo founded the Company in April 1993, and has been serving as Chairman of the
Board since the Company's inception and as Chief Executive Officer since October 1996 and served as President from 1993 to 1996 and as Secretary from 1993 to 1997. From 1979 to 1993 Mr. Garofalo served as president and chief executive officer of F. Garofalo
Electric Co., Inc., an electrical contractor.

Howard M. Finkelstein..................................................................          44      Class A         1997

Mr. Finkelstein has been President, Chief Operating Officer and a Director of the
Company since April 1997. Prior to joining the Company, Mr. Finkelstein was employed by various affiliates of Metromedia for 16 years. His most recent position was as
Executive Vice President and Chief Operating Officer of Metromedia International
Telecommunications, Inc. From 1984 to 1993, Mr. Finkelstein served as President of
Metromedia Communications Corporation, a national long distance telecommunications carrier. In addition, Mr. Finkelstein served as Executive Vice President and Chief
Operating Officer of Metromedia Restaurant Group from 1993 to 1995. Mr. Finkelstein is a Director of Multimedia Medical Systems, Incorporated, a privately held company.

Vincent A. Galluccio...................................................................          52      Class A         1997

Mr. Galluccio has been a Director of the Company since February 1997 and has served as a Senior Vice President since December 1995. From January 1992 to October 1994, Mr.
Galluccio was employed by British Telecommunications Plc. as a global sales manager for network outsourcing operations. Prior to joining British Telecommunications plc, Mr.
Galluccio spent 25 years with International Business Machines Corporation in various sales, marketing and business development positions and was involved in both domestic and world trade assignments.

Silvia Kessel..........................................................................          47      Class B         1997

Ms. Kessel has served as a Director of the Company since July 1997 and as Executive
Vice President since October 1997. Ms. Kessel has served as Chief Financial Officer and
Treasurer of Metromedia International Group, Inc. ("MMG") since 1995 and Executive Vice
President of MMG since 1996. In addition, Ms. Kessel served as Executive Vice President of Orion Pictures Corporation ("Orion"), a motion picture production and distribution company, from January 1993 through July 1997, Senior Vice President of Metromedia since
1994 and President of Kluge & Company since January 1994. Prior to that time, Ms.
Kessel served as Senior Vice President and a Director of Orion from June 1991 to
November 1992 and Managing Director of Kluge & Company from April 1990 to January 1994.
Ms. Kessel is Executive Vice President and a member of the Board of Directors of Big
City Radio, Inc. ("YFM"), an American Stock Exchange listed company that operates radio stations in New York, Los Angeles and Chicago, and of MMG.

                                                                                                       CLASS OF     DIRECTOR
NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND CERTAIN DIRECTORSHIPS                     AGE       DIRECTORS      SINCE
---------------------------------------------------------------------------------------      ---      -----------  -----------
John W. Kluge..........................................................................          83      Class B         1997

Mr. Kluge has been a Director of the Company since July 1997. Mr. Kluge has been the
President and Chairman of Metromedia and its predecessor-in-interest, Metromedia, Inc.
for over five years. Mr. Kluge has been the Chairman of the Board of MMG since 1995. In addition, Mr. Kluge has been Chairman of the Board and a Director of Orion Pictures
Corporation from 1992 until July 1997. He also serves as a Director of Conair
Corporation and Occidental Petroleum Corporation.

Stuart Subotnick.......................................................................          55      Class B         1997

Mr. Subotnick has been a Director of the Company since July 1997. Mr. Subotnick has been the Vice Chairman of the Board of MMG since 1995 and President and Chief Executive
Officer of MMG since December 1996. In addition, Mr. Subotnick served as Vice Chairman of the Board of Orion from 1992 until July 1997. Mr. Subotnick has served as Executive
Vice President of Metromedia, its predecessor-in-interest, Metromedia, Inc., and MMG for over five years. Mr. Subotnick is also a Director of Carnival Cruise Lines, Inc.
and Chairman of the Board of YFM.

David Rockefeller......................................................................          82      Class B         1997

Mr. Rockefeller has served as a Director of the Company since October 1997. He currently serves as Chairman of The Chase Manhattan Bank's International Advisory
Committee, as Chairman of Rockefeller Center Properties, Inc. (since 1995) and as a
Director of Rockefeller & Co., Inc. (since 1994), a privately owned investment management firm. From 1961 to 1981, Mr. Rockefeller served as Chairman of The Chase
Manhattan Corporation and The Chase Manhattan Bank, N.A. From 1981 to 1995, he served as Chairman of Rockefeller Group, Inc.

Arnold L. Wadler.......................................................................          54      Class B         1997

Mr. Wadler has served as Secretary of the Company and Executive Vice President since
October 1997 and has served as a Director of the Company since July 1997. Mr. Wadler has served as Executive Vice President, General Counsel and Secretary of MMG since
August 29, 1996 and, from November 1, 1995 until that date, as Senior Vice President,
General Counsel and Secretary of MMG and as the Executive Vice President, General
Counsel, Secretary and Director of YFM since December 1997. In addition, Mr. Wadler serves as a Director of MMG and has served as a Director of Orion from 1991 until July
1997 and as Senior Vice President, Secretary and General Counsel of Metromedia, and its
predecessor-in-interest, Metromedia, Inc., for over five years.

Leonard White..........................................................................          58      Class B         1997

Mr. White has served as a Director of the Company since October 1997. Mr. White has served as President and Chief Executive Officer of Rigel Enterprises since July 1997.
Mr. White served as President and Chief Executive Officer of Orion Pictures Corporation
from 1992 until 1997 and as President and Chief Executive Officer of Orion Home
Entertainment Corporation from 1987 to 1992. Mr. White also serves as a director of
MMG, YFM and American Film Technologies, Inc.

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF CLASS A COMMON STOCK VOTE "FOR" THE ELECTION OF MESSRS. FINKELSTEIN, GAROFALO, AND GALLUCIO AS DIRECTORS OF MFN.

           PROPOSAL 2--ADOPTION OF THE METROMEDIA FIBER NETWORK, INC.
                           1998 INCENTIVE STOCK PLAN

    The Board of Directors has approved the Metromedia Fiber Network, Inc. 1998 Incentive Stock Plan (the "1998 Incentive Stock Plan"), subject to its adoption by the Stockholders holding Class A Common Stock and Class B Common Stock, voting as a single class. As Metromedia Company and Mr. Stuart Subotnick, the holders of all outstanding shares of Class B Common Stock, have indicated that they intend to vote in favor of the adoption of the 1998 Incentive Stock Plan, such adoption is therefore assured. Once adopted at the Annual Meeting, the 1998 Incentive Stock Plan will be effective as of March 30, 1998, the date of Board approval.

    The following is a summary of the material features contained in the 1998 Incentive Stock Plan. A complete copy of the 1998 Incentive Stock Plan is attached as Appendix A to this Proxy Statement.

    The purpose of the 1998 Incentive Stock Plan is to give MFN a significant advantage in retaining key employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of MFN who have substantial responsibility in the direction of MFN, and others whom the Option Committee determines provide substantial and important services to MFN, to acquire a proprietary interest in MFN, to continue as employees, officers an directors or in their other capacities, and to increase their efforts on behalf of MFN.

TYPES OF AWARDS

    The types of awards that may be granted pursuant to the 1998 Incentive Stock Plan include (i) incentive stock options ("ISOs") and (ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options" and "Awards"). ISOs are intended to be treated as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). NQSOs are, in general, options which do not have the special income tax advantages associated with ISOs. Stock Option grants will consist of the maximum number of ISOs that may be granted to a particular grantee under applicable law with the balance of the Stock Options being NQSOs.

ADMINISTRATION OF THE PLAN

    The 1998 Incentive Stock Plan will be administered by the Compensation Committee of the Board (the "Committee"). Members of the Committee will be eligible to receive certain Awards (other than ISOs) under the 1998 Incentive Stock Plan.

    Subject to the terms and conditions of the 1998 Incentive Stock Plan and the formula awards for Independent Directors (as defined below), the Committee is authorized to grant Awards, to determine which employees, officers, directors or other individuals may be granted Awards, to determine the type and number of Awards to be granted, to determine the term of such Awards, to determine the exercise price of any Award, to determine the terms of any agreement pursuant to which Awards are granted, to interpret and construe the 1998 Incentive Stock Plan, and to determine any other matters delegated to it under the 1998 Incentive Stock Plan or necessary for the proper administration of the 1998 Incentive Stock Plan.

SHARES OF CLASS A COMMON STOCK SUBJECT TO THE 1998 INCENTIVE STOCK PLAN

    Subject to certain exceptions set forth in the 1998 Incentive Stock Plan, the aggregate number of shares of the Class A Common Stock that may be the subject of Awards under the 1998 Incentive Stock Plan is 2,500,000. The maximum number of shares of Class A Common Stock available with respect to Awards granted to any one grantee shall not exceed, in the aggregate, 150,000. Shares of Class A Common Stock granted under the 1998 Incentive Stock Plan may either be authorized but unissued shares of Class A Common Stock not reserved for any other purpose or shares of Class A Common Stock held in or acquired for the treasury of MFN.

    Shares of Class A Common Stock subject to an Award which terminates unexercised may again be the subject of an Award under the 1998 Incentive Stock Plan. In addition, shares of Class A Common Stock surrendered to MFN in payment of the exercise price or applicable taxes upon exercise or settlement of an Award may also be used thereafter for additional Awards.

ELIGIBILITY

    Any key employee, officer and director, including a director who is not an employee and a director who serves on the Committee, of MFN and its subsidiaries who has substantial responsibility in the direction of MFN and its subsidiaries and anyone else whom the Committee determines provides substantial and important services to MFN is eligible to receive Awards.

    Any Independent Director who first serves on the Board subsequent to the date the 1998 Incentive Stock Plan was adopted shall be entitled to receive Awards under the 1998 Incentive Stock Plan with respect to 5,000 shares of Class A Common Stock, each having an exercise price equal to the fair market value of a share of Class A Common Stock on the date of grant. Awards to Independent Directors under the 1998 Incentive Stock Plan will be aggregated with Awards under the 1997 Incentive Stock Plan so that the total Awards under the 1997 Incentive Stock Plan and the 1998 Incentive Stock Plan will not exceed 5,000 shares of Class A Common Stock. For purposes hereof, "Independent Directors" shall mean any member of the Board who during his entire term as a director was not employed by MFN and its subsidiaries, within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and who also satisfies the criteria for "outside director" under Section 162(m) of the Code.

TERMS AND CONDITIONS OF STOCK OPTIONS

    The exercise price of all ISOs granted under the 1998 Incentive Stock Plan is the fair market value of the Class A Common Stock on the date of grant. The exercise price of all NQSOs granted under the 1998 Incentive Stock Option Plan will be determined by the Committee, although the initial awards will be made at the fair market value of the Class A Common Stock on the date of grant. The term of each Stock Option granted under the 1998 Incentive Stock Plan will be determined by the Committee but will in no event be greater than ten years from the date of grant.

    With respect to ISOs granted to a grantee who owns stock possessing more than 10% of the voting rights of MFN's outstanding capital stock on the date of grant, the exercise price of the ISO shall be equal to 110% of the fair market value of the Class A Common Stock subject to the ISO on the date of grant and the ISO may not be exercisable more than five years after the date of grant.

    Stock Options shall vest and become exercisable over a period of years as determined by the Committee.

    The exercise price of a Stock Option must be paid in cash. At the discretion of the Committee, the exercise price may be paid with shares of Class A Common Stock already owned by, and in possession of, the grantee or in a combination of cash or shares of Class A Common Stock.

    The aggregate fair market value of the Class A Common Stock (determined on the date of grant) for which ISOs granted under the 1998 Incentive Stock Plan and any other plan of MFN or a subsidiary may be exercisable for the first time by any grantee during any calendar year cannot exceed $100,000 or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time.

ACCELERATION OF VESTING AND EXERCISABILITY

    If a grantee's employment with MFN is terminated because of the grantee's death, the grantee's retirement on or after attaining the age which MFN may from time to time establish as the retirement age for any class of employees or in accordance with the age specified in any employment agreement with the grantee or a Change in Control prior to the date of the Stock Option is by its terms exercisable, the Stock Option shall be immediately exercisable (and the restrictions thereof, if any, shall lapse) as of the date of the termination of the grantee's employment, subject to the other terms of the 1998 Incentive Stock Plan.

    Upon a Change in Control of MFN, (i) each holder of a Stock Option shall have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon and (ii) each holder of a Stock Option shall have the right, exercisable by written notice to MFN within sixty days after the Change in Control, to receive, in exchange for the surrender of the Stock Option or any portion thereof to the extent the Stock Option is then exercisable in accordance with clause (i), an amount of cash equal to the difference between the fair market value of the Class A Common Stock on the date of exercise and the exercise price of the Stock Option.

    In general, under the 1998 Incentive Stock Plan, a "Change in Control" of MFN shall be deemed to have occurred as of the first day any one or more of the following four conditions have been satisfied: (i) any event whereby a Person (other than (a) MFN or an affiliate, as defined in the Exchange Act or (b) any employee benefit plan or trust sponsored or maintained by MFN or an affiliate, as defined in the Exchange Act (x) acquires 35% or more of MFN's outstanding voting securities, (y) acquires securities of MFN bearing a majority of voting power with respect to the election of directors of MFN or (z) acquires all or substantially all of MFN's assets, whether by sale, lease, exchange or other transfer (in one transaction or in a series of related transactions); (ii) a change in the composition of the Board such that at any time a majority of the Board shall not have been members of the Board for twenty-four months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four month period (or deemed to be such directors under this clause (ii)) shall be deemed to be directors at the beginning of such twenty-four month period for the purposes of this clause (ii); (iii) the stockholders of MFN approve any plan or proposal for the liquidation or dissolution of MFN; or (iv) any consolidation or merger of MFN, other than a merger or consolidation of MFN in which the voting securities of MFN outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of MFN or such surviving entity outstanding immediately after such merger or consolidation. "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof.

ADJUSTMENT PROVISIONS

    The total number and character of shares of Class A Common Stock subject to Awards and the number and character of shares of Class A Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Committee if the shares of Class A Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of MFN or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise). The Committee may also make appropriate adjustments in the event of a merger, consolidation or other transaction or event having a similar event.

AMENDMENT AND TERMINATION OF THE 1998 INCENTIVE STOCK PLAN

    Unless terminated earlier by action of the Board of MFN, the 1998 Incentive Stock Plan will terminate on the tenth anniversary of its adoption, and no additional grants under the 1998 Incentive Stock Plan will be made after that date.

    The Board may amend or terminate the 1998 Incentive Stock Plan at any time except that approval of the holders of a majority of the outstanding stock of MFN is required (i) to decrease the minimum exercise price for ISOs; (ii) to extend the term of the 1998 Incentive Stock Plan beyond ten years, (iii) to extend the maximum terms of the Awards granted beyond ten years, (iv) to withdraw the administration of the 1998

Incentive Stock Plan from the Committee, (v) to change the class of eligible employees, officers, directors and other grantees, (vi) to increase the aggregate number of shares of Class A Common Stock authorized to be issued, and
(vii) to otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board. No amendment or termination of the 1998 Incentive Stock Plan shall, without written consent of the grantee, alter the terms of Awards already granted and such Awards shall remain in full force and effect as if the 1998 Incentive Stock Plan had not been terminated.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS

    Under the Code and Treasury regulations and administrative pronouncements thereunder, a grantee will not realize taxable income by reason of either the grant or the exercise of an ISO, and MFN will not receive an income tax deduction at either such time. However, any appreciation in share value following the date of grant will be taken into consideration at the time of exercise in determining liability for the alternative minimum tax. If a grantee exercises an ISO and delivers shares of Common Stock as payment for part or all of the exercise price of the Class A Common Stock received upon exercise of the ISO ("Payment Stock"), no gain or loss will be recognized with respect to the Class A Common Stock delivered and no tax will be payable with respect to the Payment Stock or the Class A Common Stock received upon exercise of the ISO. The holding period of such Class A Common Stock received will include the holding period of the Payment Stock. To the extent the number of shares received exceeds the number of shares tendered, the grantee's basis in the additional shares of Class A Common Stock received upon exercise of the ISO is zero and these shares have a holding period that commences on the date of exercise of the ISO. However, if the Payment Stock was acquired pursuant to the exercise of an ISO and the required holding period in order to obtain favorable tax treatment with respect to such Class A Common Stock is not met as of the date such Class A Common Stock is delivered, the grantee will be treated as having sold the Payment Stock in a disqualifying disposition and will be subject to the rules described below for disqualifying dispositions. The grantee's basis in the Class A Common Stock that he or she receives upon exercise of the ISO in exchange for the Payment Stock is the same as his or her basis in the Payment Stock increased by any amount included in gross income as ordinary income due to any disqualifying disposition and any cash paid on the exercise. The holding period of such Class A Common Stock commences on the date of exercise of the ISO.

    If a grantee exercises an ISO and does not dispose of the shares of Class A Common Stock within two years from the date of grant and one year from the date of exercise, the entire gain, if any, realized upon disposition will be taxable to the grantee as long term capital gain, and MFN will not be entitled to any deduction. If, however, a grantee disposes of shares of Class A Common Stock prior to the expiration of the holding periods described in the previous sentence (a so-called "disqualifying disposition"), the grantee will generally realize ordinary income in, and tax withholding may be required upon, an amount equal to the difference between the exercise price and the fair market value of such Shares of Class A Common Stock on the date of exercise. MFN will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee. Any additional appreciation will be treated as a capital gain (long term or short term depending on how long the grantee held the shares of Class A Common Stock prior to disposition) and MFN will not be entitled to any further deductions for federal income tax purposes. If the amount realized by the grantee is less than the value of the shares of Class A Common Stock upon exercise, then the amount of ordinary income and the corresponding MFN deduction is equal to the excess of the amount realized over the exercise price.

    NON-QUALIFIED STOCK OPTIONS

    As to the NQSOs, there will be no federal income tax consequences to either the grantee or MFN on the grant of the option because the NQSO does not have a "readily ascertainable fair market value" as required by Section 83 of the Code. Additionally, if a grantee exercises a NQSO and delivers shares of Class A Common Stock as payment for part or all of the exercise price of the Class A Common Stock purchased, no gain or loss will be recognized with respect to the Class A Common Stock delivered. To the extent a grantee receives more shares of Class A Common Stock pursuant to the exercise of the option than shares of Class A Common Stock delivered, the fair market value of this excess, less any cash paid by the grantee, will be taxed as ordinary income and will be subject to applicable tax withholding.

    On the exercise of an NQSO, the grantee (except as described below) recognizes taxable ordinary income equal to the difference between the exercise price of the NQSO and the fair market value of such Shares of Class A Common Stock on the date of exercise. MFN will be entitled to a tax deduction in an amount equal to the grantee's taxable ordinary income if it provides the grantee with a timely Form W-2 or Form 1099, as appropriate.

    Upon disposition of the Class A Common Stock by the grantee, he or she will recognize long term or short term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his or her basis for the Class A Common Stock, which will include the amount previously recognized by him or her as ordinary income. The holding period for capital gains purposes will commence on the day the optionee acquires the shares of Class A Common Stock pursuant to the NQSO. None of the appreciation on NQSOs is subject to the alternative minimum tax.

    SECTION 280G

    Under Section 280G of the Code, amounts payable to officers and highly compensated individuals that are contingent upon a change in the ownership or effective control of a corporation or of a substantial portion of its assets may be subject to a 20% excise tax and may not be deductible by the corporate payor if they exceed a "basic amount" allocated to such payment (so-called "excess parachute payments"). The acceleration of the right to exercise otherwise non-vested NQSOs, when considered in connection with other payments to officers and highly compensated individuals of MFN, may give rise to excess parachute payments. In that event, the affected grantee will be subject to a 20% excise tax, and MFN will lose its deduction.

    SECTION 162(M)

    Under Section 162(m) of the Code, the income tax deduction of publicly-traded corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, Awards will satisfy the performance-based exception if the Awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular grantee within a specified period and the compensation is based solely on an increase in the stock price after the date of grant (i.e., the option exercise price is equal to or greater than the fair market value of the Class A Common Stock subject to the Award on the grant date). MFN intends to consider fully the implications of the Section 162(m) of the Code on the deductibility of compensation in making awards under the 1998 Incentive Stock Plan.

    The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

    MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

    The Committee may, within the limitations of the 1998 Incentive Stock Plan, modify, extend or renew outstanding Awards granted under the 1998 Incentive Stock Plan, or accept the surrender of outstanding

Awards and authorize the granting of new Awards in substitution therefor. No modification may, without the consent of the grantee, alter or impair any rights or obligations under any Award theretofore granted to the grantee nor shall any modification adversely affect the status of an ISO under Section 422 of the Code.

    TRANSFERABILITY OF AWARDS AND OTHER PROVISIONS

    An ISO granted to a grantee shall be transferable only by will or the laws of descent and distribution and are exercisable, during the lifetime of the grantee, only by the grantee or by the guardian or legal representative of the grantee acting in a fiduciary capacity on behalf of the grantee under state law or court supervision. A NQSO granted to a grantee shall be transferable to an inter-vivos trust, as well as by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee, by the trustee of an inter-vivos trust, or by the guardian or legal representative of the grantee acting in a fiduciary capacity on behalf of the grantee under state law or court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

    RIGHTS UPON TERMINATION OF EMPLOYMENT

    If the grantee dies while an employee or when no longer an employee but while he or she still has the right to exercise an Award, the grantee's estate shall have the right for a period of one year following the date of death or the date of termination of employment to exercise the Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's retirement from MFN or a subsidiary on or after attaining the age which MFN may from time to time establish as the retirement age for any class of employees or in accordance with the age specified in any employment agreement with the grantee, the grantee shall have the right for a period of three months following the date of retirement to exercise an Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's termination of employment from MFN on account of disability, the grantee or the legal representative of the grantee, shall have the right for a period of one year following the date of such termination to exercise an Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    In the event the grantee's employment with MFN or a subsidiary is terminated for any reason other than disability, death or retirement, the grantee may exercise an Award within three months after his or her termination of employment.

    RIGHTS AS STOCKHOLDER

    No grantee of any Stock Option has any rights as a stockholder with respect to any shares of Common Stock subject to his or her Stock Option prior to the date on which he or she is recorded as the holder of such shares of Class A Common Stock on the records of MFN.

    NO RIGHT TO CONTINUED EMPLOYMENT

    The 1998 Incentive Stock Plan is not a contract of employment, and the terms of employment of any grantee shall not be affected in any way by the 1998 Incentive Stock Plan or related instruments except as specifically provided therein. The establishment of the 1998 Incentive Stock Plan shall not be construed as conferring any legal rights upon any grantee for a continuation of employment, nor shall it interfere with the right of MFN or any subsidiary to discharge any grantee and to treat him or her without regard to the effect such treatment might have upon him or her as a grantee.

    The 2,500,000 shares of Class A Common Stock which would be available under the 1998 Incentive Stock Plan represent approximately 10.8% of the shares outstanding on the Record Date.

    The Committee has made grants of Awards under the 1998 Incentive Stock Plan to the following persons, subject to stockholder approval of the 1998 Incentive Stock Plan, in the following amounts:

                       1998 INCENTIVE STOCK PLAN BENEFITS

                                                                                               DOLLAR      NUMBER OF
NAME AND POSITION                                                                             VALUE ($)    UNITS(2)
-------------------------------------------------------------------------------------------  -----------  -----------
Stephen A. Garofalo........................................................................      --           --
  Chairman and Chief Executive Officer

Howard M. Finkelstein......................................................................      --           --
  President and Chief Operating Officer

Vincent A. Galluccio.......................................................................      --           --
  Senior Vice President

John Mahon.................................................................................      --           --
  Vice President--Network Engineering

Louis Gambino..............................................................................      --           --
  Former Vice President--Network Operations

Executive Group............................................................................      --           --

Non-Executive Director Group...............................................................      --           --

Non-Executive Officer Employee Group.......................................................          (1)     165,500

------------------------

(1) All options have been or will be granted at an exercise price equal to the fair market value of the underlying shares of Class A Common Stock on the date of the grant. Any option granted will only have value if the market value of the Class A Common Stock rises subsequent to the date of such grant.

(2) In addition to the grants shown herein, the 1998 Incentive Stock Plan provides for future grants of Awards pursuant to the terms of the 1998 Incentive Stock Plan summarized above. See "PROPOSAL NO. 2--ADOPTION OF THE METROMEDIA FIBER NETWORK, INC. 1998 INCENTIVE STOCK PLAN."

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE 1998 INCENTIVE STOCK PLAN.

                        PROPOSAL NO. 3--RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of MFN has appointed the firm of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of MFN and its subsidiaries for the fiscal year ending December 31, 1998, subject to ratification by the MFN Stockholders.

    A partner of Ernst & Young LLP is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such partner desires to do so and to be available to respond to appropriate questions from stockholders.

    If the stockholders do not ratify the appointment Ernst & Young LLP as independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the Audit Committee and the Board of Directors.

    In September 1996, the Company decided to engage a "big six" accounting firm and engaged Ernst & Young LLP ("Ernst & Young") to serve as its independent auditors. Stephen A. Garofalo, majority stockholder, approved the dismissal of M.R. Weiser & Co. LLP, Certified Public Accountants ("Weiser"), the Company's former independent auditors, and the engagement of Ernst & Young. At no time during the periods in which Weiser served as the Company's independent auditors were there any disagreements between the Company and Weiser regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Weiser included in its opinions on the Company's financial statements a separate paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern. Ernst & Young's report on the Company's consolidated financial statements for the years ended December 31, 1997 and December 31, 1996 does not contain a similar statement

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF MFN'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                   ANNUAL REPORT; INCORPORATION BY REFERENCE

    The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (which contains the Company's audited consolidated financial statements) is being mailed to stockholders together with this Proxy Statement. To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Option Committee Report on Compensation" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

    UPON THE ORAL OR WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD ON THE RECORD DATE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (EXCLUDING EXHIBITS), AS FILED WITH THE COMMISSION, WILL BE SUPPLIED WITHOUT CHARGE. REQUESTS SHOULD BE DIRECTED TO METROMEDIA FIBER NETWORK, INC., C/O METROMEDIA COMPANY, ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073, ATTENTION: SECRETARY.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Any stockholder of MFN who wishes to present a proposal at the 1999 Annual Meeting of Stockholders of MFN, and who wishes to have such proposal included in MFN's proxy statement for that meeting, must deliver a copy of such proposal to MFN, c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Secretary, no later than December 10, 1998; provided, however, that if the 1999 Annual Meeting of Stockholders is held on a date more than 30 days before or after the corresponding date of the 1998 Annual Meeting of Stockholders, any stockholder who wishes to have a proposal included in MFN's proxy statement for that meeting must deliver a copy of the proposal to MFN a reasonable time before the proxy solicitation is made. MFN reserves the right to decline to include in MFN's proxy statement any stockholder's proposal which does not comply with the rules of the Commission for inclusion therein.

                                 OTHER BUSINESS

    The Board of Directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

    PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                                          By Order of the Board of Directors,

                                          Arnold L. Wadler
                                          SECRETARY

April 15, 1998

                                   APPENDIX A
                         METROMEDIA FIBER NETWORK, INC.
                           1998 INCENTIVE STOCK PLAN

    1. PURPOSE. The purposes of the Metromedia Fiber Network, Inc. Incentive Stock Plan are, in general, to give the Company a significant advantage in retaining key employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), who have substantial responsibility in the direction of the Company and its subsidiaries, and others whom the Committee determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.

    2. DEFINITIONS. Unless the context clearly indicates to the contrary, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

    "Act" shall mean the Securities Act of 1933, as amended.

    "Award" means any stock option.

    "Board" means the Board of Directors of the Company.

    "Change in Control" means an event that shall be deemed to have occurred as of the first day any one or more of the following have been satisfied:

        (a) any event whereby a Person (other than (i) the Company or an affiliate, as defined in the Exchange Act, or (ii) any employee benefit plan or trust sponsored or maintained by the Company or an affiliate, as defined in the Exchange Act) (x) acquires 35% or more of the Company's outstanding voting securities, or (y) acquires securities of the Company bearing a majority of voting power with respect to the election of the Board; or (z) acquires all or substantially all of the Company's assets, whether by sale, lease, exchange or other transfer in one transaction or in a series of related transactions). "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof;

        (b) a change in the composition of the Board such that at any time a majority of the Board shall not have been members of the Board for twenty-four (24) months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four (24) month period (or deemed to be such directors under this subparagraph) shall be deemed to be directors at the beginning of such twenty-four (24) month period for the purposes of this subparagraph;

        (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

        (d) any consolidation or merger of the Company, other than a merger or consolidation of the Company in which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the Committee described in Section 11 of the Plan.

    "Common Stock" means Class A Common Stock of the Company.

    "Company" shall mean Metromedia Fiber Network, Inc. or any successor company thereto.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    "Fair Market Value" shall mean the closing price of publicly traded Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market System (if the Common Stock is regularly quoted on the NASDAQ National Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

    "Grantee" shall mean any key employee, officer or director of the Company and its subsidiaries, within the meaning of Code Section 424(f), as determined by the Committee, who has substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the Committee determines provides substantial and important services to the Company who is granted an Award under the Plan.

    "Incentive Stock Option" or "ISO" shall mean any stock option as defined in Code Section 422.

    "Independent Directors" shall mean any member of the Board who during his entire term as a director was not employed by the Company and its subsidiaries within the meaning of Code Section 424(f) and who also satisfies the criteria for "outside director" under Code Section 162(m).

    "Non-Qualified Stock Option" or "NQSO" shall mean an option other than an Incentive Stock Option.

    "Option" shall mean ISOs and NQSOs, collectively.

    "Plan" shall mean the Metromedia Fiber Network, Inc. 1998 Incentive Stock Plan.

    "Reporting Person" shall mean any person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Company.

    "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any successor thereto, that excepts transactions under employee benefit plans, as in effect from time to time.

    3. TYPES OF AWARDS. The Plan provides for Incentive Stock Options and Non-Qualified Stock Options. Except as provided herein, a particular form of Award may be granted either alone or in addition to other grants hereunder. The provisions of the particular forms of grants need not be the same with respect to each recipient.

    ISOs may be awarded to employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.

    NQSOs may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries (including, without limitation, members of the Committee), within the meaning of Code Section 424(f), and anyone whom the Committee administering the Plan pursuant to Section 11 determines provides substantial and important services to the Company. Options will consist of the maximum number of ISOs that may be issued to a Grantee under applicable law, with the balance (if any) of the Options being NQSOs.

    Independent Directors who first serve on the Board subsequent to the date of adoption of the Plan shall receive Awards with respect to 5,000 shares of Common Stock, each having an exercise price equal to the Fair Market Value on the date of grant. Notwithstanding the above, if any of the Independent Directors are eligible to receive Awards under the Metromedia Fiber Network, Inc. 1997 Incentive Stock Plan (the "Prior Plan") or any subsequent or future incentive stock plan maintained by the Company

(collectively, the "Prior and Future Plans"), then such Independent Directors shall be eligible to receive Awards under this Plan only to the extent that: (i) the aggregate number of shares of Common Stock which can be issued under the Prior Plan has been attained, and (ii) the Awards under the Plan would not in the aggregate with Awards under the Prior and Future Plans, either at the time of the Award or at any time thereafter, exceed an overall total of 5,000 shares of Common Stock.

    4. TERM OF PLAN.

    (a) EFFECTIVE DATE. This Plan shall become effective as of the date of adoption thereof by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than twelve
(12) months prior to, and no later than twelve (12) months after, the date of adoption of the Plan by the Board.

    (b) Termination Date. This Plan shall terminate on the earliest of:

        (i) the tenth anniversary of the effective date as determined under this
    Section 4;

        (ii) the date when all shares of the Common Stock reserved for issuance under the Plan, shall have been acquired through exercise of any Awards granted under the Plan; or

        (iii) Such earlier date as the Board may determine. Any Award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan, but no additional Awards will be made after the date of termination.

    5. THE STOCK. Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued under the Plan shall be 2,500,000 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the Awards granted by the Committee to any one Grantee under the Plan, in the aggregate, shall not exceed 150,000. Such number of shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. All or any shares of Common Stock subjected under this Plan to an Award which, for any reason, terminates unexercised as to such shares, may again be subjected to an Award under the Plan. In addition to the foregoing, shares surrendered to the Company by, or on behalf of, a Grantee in payment of the exercise price or applicable taxes upon exercise may also be used thereafter for additional Awards.

    6. STOCK OPTIONS.

    (a) GRANTS. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an ISO, a NQSO, or both. For purposes of this Section, an Option shall be deemed granted on the date the Committee selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions set forth in this Section 6.

    (b) PRICE AND EXERCISE. The purchase price of the shares of Common Stock upon exercise of an ISO shall be no less than the Fair Market Value of the shares of Common Stock at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning either directly (or through application of the attribution rules under Code Section 318) shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of shares of Common Stock of the Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the Fair

Market Value of the shares of Common Stock. The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Committee.

    The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. At the discretion of the Committee, the purchase price may be paid with: (i) shares of Common Stock already owned by, and in the possession of, the Grantee; or (ii) any combination of United States dollars or shares of Common Stock of the Company. Any required withholding tax shall be paid by the Grantee in full in accordance with the provisions of Section 12. Shares of Common Stock of the Company used to satisfy the purchase price of an Option shall be valued at their Fair Market Value. The purchase price shall be subject to adjustment, but only as provided in Section 9 hereof.

    Any vested Option may be exercised in full at one time by giving written notice to the Company, which notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock with respect to which the Option is being exercised. The notice of the exercise of any Option shall be accompanied by payment in full of the purchase price. If required by the Company, such notice of exercise of an Option shall be accompanied by the Grantee's written representation in accordance with Section 21. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

    (c) VESTING. Options shall vest in accordance with the schedule established for each Grantee; provided, however, that all Options awarded to a Grantee shall vest immediately upon said Grantee's death or retirement as defined herein or, upon any Change in Control as defined herein. The Committee may accelerate the vesting schedule of any Award other than in the event of a Change in Control.

    (d) ADDITIONAL RESTRICTIONS ON EXERCISE OF AN ISO. The aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) with respect to Options designated as ISOs exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted.

    (e) DURATION OF OPTIONS. Options may be granted for terms of up to but not exceeding ten (10) years from the effective date the particular Option is granted; provided, however, that an ISO granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the effective date the particular ISO is granted.

    If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any Option granted under the Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common Stock issued upon the exercise of such Options by a Grantee prior to such date. In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the Options upon receipt of the certificate representing such shares.

    (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (up to the extent not theretofore exercised). In addition to the limitations set forth in
Section 15, the Committee shall not, however, with respect to ISOs, modify any outstanding Award so as to specify a lower Award price or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor specifying a lower price. Notwithstanding the foregoing or anything herein, no modification of an Award shall, without the consent of the Grantee, alter or impair any rights or obligations under any Award theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO under Code Section 422.

    (g) OTHER TERMS AND CONDITIONS. Awards may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

    7. TERMINATION OF EMPLOYMENT. Upon the termination of a Grantee's employment with the Company, any Award then held by such Grantee or Grantee's estate may only be exercised as follows:

        (a) RETIREMENT. If the Grantee's employment is terminated because he or she has attained the age which the Company may from time to time establish as the retirement age for any class of its employees, or in accordance with the age specified in an employment agreement with a Grantee, he or she may within three (3) months following such termination, exercise the Award to the extent such Award is otherwise exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

        (b) DEATH. If the Grantee's employment with the Company is terminated by death, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

        (c) DISABILITY. If the Grantee's employment with the Company is terminated by disability, as defined in Code Section 22(e)(3), he or she, or his or her legal representative shall have the right for a period of one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

        (d) OTHER REASONS. If the Grantee's employment with the Company is terminated for any reason other than those provided above under "Retirement", "Death" or "Disability", the Grantee or Grantee's estate in the event of his or her death shall have the right for a period of three (3) months (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

    For purposes of this Section 7, "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent within the meaning of Code Section 424. A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be a subsidiary of the Company, and the Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or of a parent. A Grantee who is a member of the Board but who is not also an employee of the Company shall be considered to have terminated his or her employment at such time as he or she is no longer a member of the Board. Any other Grantee who is not otherwise an employee of the Company shall be considered to have terminated employment when substantial services, as determined by the Committee, are no longer provided to the Company by the Grantee.

    Also for purposes of this Section 7, a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Award by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the

Grantee's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option.

    If a Grantee's employment with the Company is terminated after a Change in Control, the provisions of Section 8 shall supersede the provisions of this
Section 7.

    8. CHANGE IN CONTROL. In the event of a Change in Control (i) each Grantee with an outstanding Option shall have the right at any time thereafter to exercise the Option in full notwithstanding any waiting period, installment period or other limitation or restriction in any agreement or in the Plan; and
(ii) each holder of an Option shall have the right, exercisable by written notice to the Company, within sixty days after the Change in Control, to receive in exchange for the surrender of the Option or any portion thereof to the extent the Option is exercisable in accordance with clause (i) an amount of cash equal to the difference between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of the Option.

    9. ADJUSTMENT OF THE CHANGES IN THE STOCK.

    (a) The total number and character of shares of Common Stock subject to Awards, the number and character of shares of Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Committee if the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise. The Committee may also make appropriate adjustments in the event of a merger, consolidation, or other transaction or event having a similar effect.

    (b) The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Plan. Fractional shares resulting from any adjustment in Awards pursuant to this Section 9 may be settled in cash or otherwise as the Board shall determine.

    (c) Notice of any adjustment shall be given by the Company to each holder of an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    (d) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under the Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Board, such awards shall not be taken into account for purposes of the limitations contained in Section 5 of the Plan.

    10. TRANSFERABILITY OF AWARDS. An ISO shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. A NQSO shall be transferable to an inter-vivos trust, as well as, by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee, by the trustee of an inter-vivos trust, or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

    11. ADMINISTRATION.

    (a) The Plan shall be administered by the Compensation Committee of the Board which shall be composed of not less than two (2) members of the Board, each of whom shall be an "outside director" within the meaning of Code Section 162(m) and the regulations and interpretations thereunder.

    (b) The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting.

    (c) Subject to the provisions of the Plan, the Committee shall from time to time and at its discretion take the following actions:

        (i) grant Awards;

        (ii) determine which employees, officers, directors and other individuals performing substantial and important services may be granted Awards under the Plan;

        (iii) determine the type of Awards to be granted;

        (iv) determine the number of shares subject to each Award;

        (v) determine the term of each Award granted under the Plan;

        (vi) determine the date or dates on which the Award granted shall be exercisable;

        (vii) determine the exercise price of any Award granted;

        (viii) determine the Fair Market Value of the Common Stock subject to the Awards granted;

        (ix) determine the terms of any agreement pursuant to which Awards are granted;

        (x) amend any such agreement with the consent of the Grantee;

        (xi) extend the exercise period of any Award;

        (xii) accelerate the vesting period of any Award except in the event of a Change in Control;

        (xiii) establish performance-based goals within the meaning of Code
    Section 162(m);

        (xiv) establish such procedures as it deems appropriate for a recipient of an Award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and

        (xv) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.

    The Committee shall also have the final authority and discretion to interpret and construe the terms of the Plan and of any Award granted and such interpretation and construction by the Committee shall be final, binding and conclusive upon all persons including, without limitation, the Company, stockholders of the Company or any subsidiary, the Plan, and all persons claiming an interest in the Plan. Notwithstanding anything contained in this Section to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422 or in a manner inconsistent with Rule 16b-3.

    (d) No member of the Committee or director shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Award granted hereunder.

    12. TAX WITHHOLDING. The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Award, that the Grantee of such Award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. The Committee may, in its sole discretion, permit the Grantee of an Award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Committee's sole discretion, the Grantee shall be permitted to authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

    13. SECURITIES LAW REQUIREMENTS.

    (a) No Award granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to acquire or sell any shares of Common Stock subject to any such Option, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Act (or other federal or state statutes having similar requirements), as it may be in effect at that time. In this regard, the Committee may demand the representations described in Sections 6(b) and 21.

    (b) Each Award shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Award or the issue of shares thereunder, such Award may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

    (c) No person who acquires shares of Common Stock under the Plan may, during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Act, sell such shares of Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the Act, which is current and includes the shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the Act, such as that set forth in Rule 144 promulgated under the Act.

    (d) With respect to any Reporting Person, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by an authority under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each Award to a Reporting Person under the Plan shall be deemed issued subject to the foregoing qualification.

    14. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award and to foster and promote achievement of the purposes of the Plan, the Committee may provide for such special terms for Awards to Grantees who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Company.

    15. AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the Company is required for amendments which:

        (i) decrease the minimum exercise price for ISOs;

        (ii) extend the term of the Plan beyond ten (10) years;

        (iii) extend the maximum terms of the Awards granted hereunder beyond
    (10) ten years;

        (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 11;

        (v) change the class of eligible employees, officers, directors and other Grantees;

        (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan; and

        (vii) otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board.

    Notwithstanding the foregoing, the Board may, without the need for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.

    No amendment or termination of the Plan shall, without the written consent of the Grantee, alter the terms of Options already granted and such options shall remain in full force and effect as if the Plan had not been terminated.

    Any Award that may be made pursuant to an amendment to the Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for the Plan to continue to satisfy the applicable conditions of Rule 16b-3.

    Furthermore, technical or clarifying amendments shall be made by the Committee, not the Board.

    16. NO OBLIGATION TO EXERCISE OPTION. The granting of an Award shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such Award.

    17. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    18. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any recipient of any Award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any Award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any Award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any Award hereunder.

    19. EXPENSES OF THE PLAN. All of the expenses of the Plan shall be paid by the Company.

    20. FUNDING. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

    21. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded including, without limitation, any legends that are required on such stock certificates. The Company shall in no event be obligated to register any securities pursuant to the Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

    The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, that the recipient of any Award hereunder make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the Act, as amended and agreeing that such shares may not be sold or transferred unless there is an effective Registration Statement for them under the Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the Act.

    22. EFFECT UPON OTHER COMPENSATION. Nothing contained herein shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors. The effect under any other benefit plan of the Company of an inclusion in income by virtue of an Award hereunder shall be determined under such other plan.

    23. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER. No Grantee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

    24. NOTICE. Notice to the Committee shall be deemed given if in writing and mailed to Howard Finkelstein, President, c/o Metromedia Fiber Network Services, Inc., One North Lexington Avenue, White Plains, New York 10601 by first class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

    25. GOVERNING LAW. Except to the extent preempted by federal law, this Plan and all Option agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New York determined without regard to its conflict of law rules.

    26. SUCCESSORS AND ASSIGNS. The Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees' heirs, executors, administrators, legatees, trustees, personal representatives, assignees and transferees (where permitted).

    27. DELIVERY OF THE PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Grantee at the time his or her Award is granted.

                                     PROXY

                         METROMEDIA FIBER NETWORK, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 1998

    The undersigned hereby appoints Gerard Benedetto, Dennis E. Codlin and Arnold L. Wadler, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the annual meeting (the "Annual Meeting") of the Stockholders of Metromedia Fiber Network, Inc. ("MFNX"), to be held on May 18, 1998, commencing at 10:00 a.m., local time, in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019, and any and all adjournments thereof, all the shares of Class A common stock, par value $.01 per share, of MFNX ("Class A Common Stock") according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following, as more fully set forth in the Proxy Statement of MFNX, dated April 8, 1998.

(PLEASE DATE AND SIGN ON THE REVERSE SIDE)

             /X/ Please mark your votes as indicated on this sample

1.   Election of Director--Nominees: Howard M. Finkelstein, Stephen A. Garofalo and
     Vincent A. Galluccio
     FOR all nominees (except as noted to the
     contrary).  / /                     WITHHOLD AUTHORITY to vote for all
     nominees.  / /
 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                     THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.)
                                   Nominee Exception
2.   The adoption of the Metromedia Fiber Network, Inc 1998 Incentive Stock Plan.
                                 / /  FOR                                 / /  AGAINST                                 / /  ABSTAIN

1.
 (I
2.

3.   The ratification of the appointment of Ernst & Young, LLP as independent auditors for the year ending December 31, 1998
                                 / /  FOR                                 / /  AGAINST                                 / /  ABSTAIN

3.


Date: , 1998

-------------------------------------------------------------------
Signature

-------------------------------------------------------------------
Please Print Name Here

-------------------------------------------------------------------
Signature

-------------------------------------------------------------------
Please Print Name Here
IMPORTANT: Please sign exactly as name appears on this card. Each joint owner should sign. Executors, administrators, trustees, etc.
should give the full title.

THIS PROXY WHEN PROPERLY EXECUTED WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.